------------------------------------------------
LIBERTY STRATEGIC INCOME FUND      ANNUAL REPORT
------------------------------------------------

DECEMBER 31, 2000

[Graphic Omitted]

PRESIDENT'S MESSAGE

DEAR SHAREHOLDER:

The past year proved to be a volatile time for the bond markets. In mid-1999, the Federal Reserve (the Fed) began ratcheting up short-term interest rates, in an effort to slow the U.S. economy and keep inflation from getting out of hand. Rate increases continued throughout most of 2000. In response, most corporate bond yields rose and their prices -- which move in the opposite direction -- fell substantially. In the second half of 2000, economic indicators began to reflect a slowing in the domestic economy, and the corporate bond market showed the first signs of a much-needed recovery. Unfortunately, in many cases, the damage caused by the repeated rate hikes was too great to be reversed before the end of the year.

The Fund employs a diversified investment strategy, spreading its assets among bonds from three distinct sectors: U.S. government bonds, high yield corporate bonds and foreign bonds. The period was particularly challenging for the high yield bond sector, as investors seemed to shift their interest away from lower quality bonds during the 12-month period. Despite rising short-term interest rates, intermediate and long maturity U.S. Treasury bonds posted solid returns as a result of government buybacks and the lessening fears of inflation. Foreign markets were mixed. Emerging market bonds did well while most European bonds were hurt by the decline of the euro currency.

Against this backdrop, Liberty Strategic Income Fund experienced a nearly flat return for the 12 months ended December 31, 2000. However, the Fund's portfolio managers feel the bond market is poised for a rebound, and believe the Fund is well positioned if this occurs. It is also important to remember that investing should be viewed as a long-term venture, and the Strategic Income Fund has historically provided strong returns. The following report will provide you with more specific information about market conditions, the Fund's performance and the managers' strategies. As always, we thank you for choosing Liberty Strategic Income Fund and for giving us the opportunity to serve your investment needs.


    Respectively,

/s/ Stephen E. Gibson

    Stephen E. Gibson
    President
    February 12, 2001

------------------------------
Not Fdic    May Lose Value
            -----------------
Insured     No Bank Guarantee
------------------------------

Because economic and market conditions change, there can be no assurance that the trends described in this report will continue or come to pass.

-------------------------------------------------------------------------------
HIGHLIGHTS
-------------------------------------------------------------------------------

>  U.S. ECONOMY BEGINNING TO SLOW

   With the U.S. economy continuing its strong growth throughout most of 2000, the Federal Reserve sustained its course of interest rate increases. This had a generally negative impact on the corporate bond market, as bond yields rose and prices fell. Economic growth declined dramatically in the fourth quarter, which helped to ease concerns that inflation would spiral out of control, but triggered fears about the possibility of recession.

>  HIGH YIELD BONDS UNDERPERFORMED GOVERNMENT BONDS

   High yield investing was out of favor during the period, as concerns about the direction of the economy heightened. Treasury bonds experienced strong performance during the period, but returns declined for bonds with a rating of "B" and lower.

>  FUND'S THREE-MARKET STRATEGY SEEKS TO REDUCE VOLATILITY

   Various sectors of the bond market tend to react differently to economic conditions. A particular sector may be up while others may be down. The Fund's three-market strategy pursues opportunities within the entire bond market and seeks to reduce the risks of investing in individual markets. The chart below compares the Fund to common benchmarks for the three markets in which the Fund normally invests.

             LIBERTY STRATEGIC INCOME FUND1 VS. BOND MARKET SECTORS
                              12/31/99 - 12/31/00

            Liberty Strategic Income Fund              (0.68)%
            Foreign Government Bonds                   (2.63)%
            U.S. Government Bonds                      14.45%
            High Yield Corporate Bond                  (5.21)%

(1) Performance of Class A shares without a sales charge. Past performance is no guarantee of future results.

    Foreign government bonds are represented by the Salomon Brothers Non-U.S. World Government Bond Index; U.S. government bonds are represented by the Salomon Brothers 10-Year Treasury Government Bond Index; and high yield corporate bonds are represented by the CS First Boston Global High Yield Index.

    Unlike mutual funds, indexes are not investments and do not incur fees or expenses. It is not possible to invest in directly in an index.


                    NET ASSET VALUE PER SHARE
                    AS OF 12/31/00

                    Class A                       $6.00
                    -----------------------------------
                    Class B                       $6.00
                    -----------------------------------
                    Class C                       $6.00
                    -----------------------------------
                    Class J                       $6.00
                    -----------------------------------
                    Class Z                       $5.99
                    -----------------------------------

                    DISTRIBUTIONS DECLARED
                    PER SHARE 1/1/00 - 12/31/00

                    Class A                       $0.576
                    ------------------------------------
                    Class B                       $0.529
                    ------------------------------------
                    Class C                       $0.538
                    ------------------------------------
                    Class J                       $0.553
                    ------------------------------------
                    Class Z                       $0.591
                    ------------------------------------

                    SEC YIELDS ON 12/31/00(1)

                    Class A                       9.08%
                    -----------------------------------
                    Class B                       8.77%
                    -----------------------------------
                    Class C                       8.93%
                    -----------------------------------
                    Class J                       8.89%
                    -----------------------------------
                    Class Z                       9.79%
                    -----------------------------------

(1) The 30-day SEC yields reflect the portfolio's earning power net of expenses, expressed as an annualized percentage of the public offering price per share. If the Advisor or its affiliates had not waived certain Fund expenses, the SEC yield for Class C would have been 8.77%.

-------------------------------------------------------------------------------
PORTFOLIO MANAGERS' REPORT
-------------------------------------------------------------------------------

Portfolio structure as of
12/31/00 vs. 12/31/99

                                  AS OF 12/31/00          AS OF 12/31/99
CORPROATE BONDS                       38.8%                   41.0%
U.S. GOVERNMENT NOTES/BONDS           24.8%                   22.5%
FOREIGN GOVERNMENT BONDS              24.8%                   27.7%
CASH EQUIVALENTS                       3.5%                    1.0%
U.S. AGENCIES                          5.5%                    3.3%
STOCKS                                 2.9%                    2.8%
OTHER                                 (0.3)%                   1.7%

Portfolio credit exposure and structure are calculated as a percentage of net assets. Because the Fund is actively managed, there can be no guarantee the Fund will continue to maintain these breakdowns and structure in the future.

                    TOP SOVEREIGN CREDIT
                    EXPOSURE AS OF 12/31/00

                    United States                 30.3%
                    -----------------------------------
                    Greece                        2.6%
                    -----------------------------------
                    Norway                        2.6%
                    -----------------------------------
                    Brazil                        2.5%
                    -----------------------------------
                    Mexico                        2.0%
                    -----------------------------------

For the 12-month period ended December 31, 2000, Class A shares of the Liberty Strategic Income Fund had a total return of negative 0.68% without a sales charge. The Fund underperformed its peers, as indicated by the 12-month return of negative 0.05% for the Lipper Multi-Sector Income Funds Category Average.(1)

The Fund's underperformance in 2000 can be attributed to our low weighting in U.S. government bonds early in the year, and to its exposure to the decline in high yield corporate bond prices. In addition, some of the Fund's bond prices declined with the value of the euro.

Despite this year's difficulties in the bond market, we stuck to the strategy that has led the Fund to post historically solid long-term results. We remained committed to maintaining a well-diversified portfolio that was invested across three sectors of the bond market: U.S. government bonds, high yield corporate bonds, and foreign bonds. History has shown that these markets generally react differently to market conditions, which allows the Fund to seek income from all three sectors while reducing the volatility associated with single-market investing.

THREE INVESTMENT MARKETS POST VARYING RETURNS

After an extremely difficult year in 1999, U.S. Treasury bonds posted strong returns for the 12 months ended December 31, 2000. This recovery was mainly the result of government buybacks, and reduced inflationary fears prompted by the slowing economy.

Most other sectors of the domestic bond market struggled during the period. This was especially true in the high yield market, which was out of favor throughout most of the period. High yield bond prices lagged as yields rose in response to interest rate increases.

On the foreign side, we saw declines in developed market bonds, but emerging market bonds experienced stronger returns. Many emerging market bonds are denominated in U.S. dollars, so the currency risk created by a strong dollar was not a factor.

Unfortunately, the recovery in the Treasury market was offset by negative returns in the other two markets, but it also cushioned the Fund against the full effects of a sharp decline in the high yield market.


(1) Lipper, Inc., a widely respected data provider in the industry, calculates an average of total returns for mutual funds with similar investment objectives as the Fund.

STRATEGY REFLECTS MARKET CONDITIONS

In response to these market conditions, we shifted the weighting of the portfolio slightly. We increased our U.S. government bond holdings in order to take advantage of strong performance in this sector. We decreased our weightings in both foreign bonds (from 27.7% of net assets at the beginning of the period to 24.8% at year-end) and high yield corporate bonds (from 41.0% of net assets at the beginning of the period to 38.8% at year-end).

We also shifted the focus of our foreign holdings from developed markets to emerging markets, ending the period with about 60% of foreign holdings in emerging markets and 40% in developed markets.

ENCOURAGING SIGNS FOR THE FUTURE

Our outlook for the future is optimistic. In the fourth quarter of 2000, it became clear that the economy was slowing, prompting the Federal Reserve to shift its policy away from further interest rate increases. The Fed has reduced interest rates twice already, and there is reason to believe they are willing to act quickly and forcefully with further rate cuts in order to avoid a recession. Declining interest rates would benefit bond markets across the board.

Going forward, we plan to maintain the Fund's highly diversified approach. This allows us to take advantage of opportunities wherever they may appear.


/s/ Carl C. Ericson                        /s/ Laura Ostrander

CARL C. ERICSON and LAURA OSTRANDER are portfolio co-managers of the Liberty Strategic Income Fund. Mr. Ericson is a senior vice president of Colonial Management Associates, Inc. (CMA) and director of the Taxable Fixed Income Department. Ms. Ostrander is a senior vice president of CMA.

Investing in high yield bonds involves greater credit risk and other risks not associated with investing in higher-quality bonds. Bond investing also involves interest rate risk, which means that bond prices may change as interest rates increase or decrease. Foreign investments involve market risk, political, accounting and currency risks not associated with other investments.

SOLD
-------------------------------------------------------------------------------
VERIO - We first invested in this Internet service provider in November 1998 because we liked the business plan, and the company had an impressive list of strategic equity sponsors. Verio executed its business plan well through 1999 and early 2000. Bond prices declined in early 2000 (due to a weak bond market), so we increased our position. The bonds were tendered for in September 2000 at a very large premium.

BOUGHT
-------------------------------------------------------------------------------
ALLIED WASTE (0.6% of net assets) - We trimmed our position in Allied Waste as redemptions caused the Fund's assets to shrink. However, midway through the year we began to notice the company was executing its business plan well, completing asset sales, cutting costs and getting pricing increases. We bought more bonds at a discount, and increased our position to 0.6% by year-end 2000.

-------------------------------------------------------------------------------
PERFORMANCE INFORMATION
-------------------------------------------------------------------------------

                PERFORMANCE OF A $10,000 INVESTMENT IN ALL
                SHARE CLASSES FROM 12/31/90 - 12/31/00

                                  WITHOUT           WITH
                                   SALES            SALES
                                  CHARGE            CHARGE
                -------------------------------------------
                Class A           $23,735           $22,608
                -------------------------------------------
                Class B           $22,274           $22,274
                -------------------------------------------
                Class C           $23,247           $23,247
                -------------------------------------------
                Class J           $23,558           $22,851
                -------------------------------------------
                Class Z           $23,810           N/A
                -------------------------------------------

PERFORMANCE OF A $10,000 INVESTMENT IN CLASS A SHARES 12/31/90 - 12/31/00

                LEHMAN GOVERNMENT       CLASS A SHARES          CLASS A SHARES
              /CORPORATE BOND INDEX   WITHOUT SALES CHARGE     WITH SALES CHARGE

"12/90"               10,000                 10,000                   9,525
"12/91"               11,610                 12,842                  12,232
"12/92"               12,490                 14,096                  13,427
"12/93"               13,871                 16,206                  15,436
"12/94"               13,384                 15,606                  14,865
"12/95"               15,960                 18,763                  17,872
"12/96"               16,421                 20,685                  19,702
"12/97"               18,023                 22,470                  21,402
"12/98"               19,730                 23,628                  22,506
"12/99"               19,306                 23,932                  22,795
"12/00"               21,594                 23,735                  22,608

Past performance is no guarantee of future results. Share prices and investment return will vary, so you may have a gain or loss when you sell your shares. The above illustration assumes a $10,000 investment made on December 31, 1990 and reinvestment of income and capital gains distributions. The Lehman Brothers Government/Credit Bond Index is an unmanaged group of fixed-income securities that differs from the composition of the Fund. Unlike mutual funds, indexes are not investments and do not incur fees or expenses.

AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/00

Share Class              A                       B                         C                          J                 Z
Inception             4/21/77                 5/15/92                    7/1/97                    11/1/98            1/29/99
------------------------------------------------------------------------------------------------------------------------------
               Without      With         Without      With         Without      With         Without      With         Without
                Sales       Sales         Sales       Sales         Sales       Sales         Sales       Sales         Sales
               Charge       Charge       Charge       Charge       Charge       Charge       Charge       Charge       Charge
------------------------------------------------------------------------------------------------------------------------------
1 year         (0.68)%      (5.40)%      (1.41)%      (5.94)%      (1.26)%      (2.17)%      (1.02)%      (3.99)%      (0.59)%
------------------------------------------------------------------------------------------------------------------------------
5 years        4.84         3.82         4.06         3.77         4.40         4.40         4.68         4.04         4.90
------------------------------------------------------------------------------------------------------------------------------
10 years       9.03         8.50         8.34         8.34         8.80         8.80         8.95         8.62         9.06
------------------------------------------------------------------------------------------------------------------------------

Past performance cannot predict future investment results. Returns and value of an investment will vary, resulting in a gain or loss on sale. All results shown assume reinvestment of distributions. The "with sales charge" returns include the maximum 4.75% charge for Class A shares, the appropriate Class B contingent deferred sales charge for the holding period after purchase as follows: through first year - 5%, second year - 4%, third year - 3%, fourth year - 3%, fifth year
- 2%, sixth year - 1%, thereafter - 0%, the Class C contingent deferred sales charge of 1% for the first year only and the Class J sales charge of 3%. Performance for different share classes will vary based on differences in sales charges and fees associated with each class.

Performance reflects any voluntary waivers or reimbursements of Fund expenses by the Advisor or its affiliates. Absent these waivers or reimbursement arrangements, performance would have been lower.

Class B, Class C, Class J and Class Z share (newer class shares) performance information includes returns of the Fund's Class A shares (the oldest existing fund class) for periods prior to the inception of the newer class shares. These Class A share returns are not restated to reflect any expense differential (e.g., Rule 12b-1 fees) between Class A shares and the newer class shares. Had the expense differential been reflected, the returns for periods prior to the inception of Class B, Class C and Class J shares would have been lower, and Class Z shares would have been higher.

-------------------------------------------------------------------------------
INVESTMENT PORTFOLIO
-------------------------------------------------------------------------------
December 31, 2000
(In thousands)


BONDS & NOTES - 93.9%                                     PAR           VALUE
-------------------------------------------------------------------------------
CORPORATE FIXED INCOME BONDS & NOTES - 38.8%
-------------------------------------------------------------------------------
CONSTRUCTION - 0.3%
BUILDING CONSTRUCTION
Atrium Companies, Inc.,
  10.500% 05/01/09                                     $  2,025      $    1,660
Morrison Knudsen Corp.,
  11.500% 07/01/10 (a)                                    3,905           2,909
                                                                     ----------
                                                                          4,569
                                                                     ----------
-------------------------------------------------------------------------------
FINANCE, INSURANCE & REAL ESTATE - 0.9%
DEPOSITORY INSTITUTIONS - 0.2%
Sovereign Bancorp, Inc.,
  10.500% 11/15/06                                        3,750           3,637
                                                                     ----------
FINANCIAL SERVICES - 0.7%
Ono Finance PLC:
  13.000% 05/01/09                                        8,000           6,160
  14.000% 07/15/10 (a)                                    3,200           3,015
U.S. Timberlands Co., L.P.,
  9.625% 11/15/07                                         4,000           3,200
                                                                     ----------
                                                                         12,375
                                                                     ----------
-------------------------------------------------------------------------------
MANUFACTURING - 11.1%
CHEMICALS & ALLIED PRODUCTS - 1.6%
Agricultural Minerals Co., L.P.,
  10.750% 09/30/03                                        8,450           5,070
Huntsman ICI Holdings L.L.C.,
  (b) 12/31/09                                           18,210           5,008
HydroChem Industrial Services, Inc.,
  10.375% 08/01/07                                        5,120           3,840
LaRoche Industries, Inc.,
  9.500% 09/15/07 (c)                                     5,250             472
Lyondell Chemical Co.,
  10.875% 05/01/09                                        2,925           2,764
PCI Chemicals Canada, Inc.,
  9.250% 10/15/07                                         5,070           1,420
Sterling Chemicals, Inc.:
  11.250% 04/01/07                                        7,150           3,360
  11.750% 08/15/06                                        5,000           2,450
Terra Industries, Inc.,
  10.500% 06/15/05                                        1,250             800
Texas Petrochemical Corp.,
  11.125% 07/01/06                                        3,425           2,569
                                                                     ----------
                                                                         27,753
                                                                     ----------
ELECTRONIC & ELECTRICAL EQUIPMENT - 0.9%
Amphenol Corp.,
  9.875% 05/15/07                                           450             457
Condor Systems, Inc.,
  11.875% 05/01/09                                        4,000           2,640
Ekabel Hessen,
  14.500% 09/01/10 (a)                                    1,950           1,638
Flextronics International Ltd.,
  9.875% 07/01/10                                         3,670           3,597
Gentek, Inc.,
  11.000% 08/01/09                                     $  2,750      $    2,750
TransDigm, Inc.,
  10.375% 12/01/08                                        6,500           5,655
                                                                     ----------
                                                                         16,737
                                                                     ----------
FABRICATED METAL - 0.3%
Earle M. Jorgensen & Co.,
  9.500% 04/01/05                                         1,250           1,000
Euramax International, PLC,
  11.250% 10/01/06                                        6,965           4,458
                                                                     ----------
                                                                          5,458
                                                                     ----------
FOOD & KINDRED PRODUCTS - 0.4%
New World Pasta Co.,
  9.250% 02/15/09                                         2,000             840
Premier International Foods, PLC,
  12.000% 09/01/09                                        6,850           5,685
                                                                     ----------
                                                                          6,525
                                                                     ----------
FURNITURE & FIXTURES - 0.1%
Juno Lighting, Inc.,
  11.875% 07/01/09                                        3,000           2,280
                                                                     ----------
MACHINERY & COMPUTER EQUIPMENT - 0.7%
Flowserve Corp.,
  12.250% 08/15/10                                        3,300           3,333
Globix Corp.,
  12.500% 02/01/10                                        2,500           1,000
IMO Industries, Inc.,
  11.750% 05/01/06                                        5,680           5,566
Numatics, Inc.,
  9.625% 04/01/08                                         3,000           1,860
                                                                     ----------
                                                                         11,759
                                                                     ----------
MEASURING & ANALYZING INSTRUMENTS - 0.0%
Envirosource, Inc.,
  9.750% 06/15/03                                         3,850             770
                                                                     ----------
MISCELLANEOUS MANUFACTURING - 2.2%
Actuant Corp.,
  13.000% 05/01/09                                        1,550           1,441
Alfa Laval Finance,
  12.125% 11/15/10 (a)                                    1,350           1,342
Amscan Holdings, Inc.,
  9.875% 12/15/07                                         2,750           2,200
Associated Materials, Inc.,
  9.250% 03/01/08                                         1,000             950
Blount, Inc.,
  13.000% 08/01/09                                        6,700           5,192
Eagle-Picher Industries, Inc.,
  9.375% 03/01/08                                         2,485           1,715
ISG Resources, Inc.,
  10.000% 04/15/08                                        1,250             375
Koppers Industries, Inc.,
  9.875% 12/01/07                                         7,525           6,942
Newcor, Inc.,
  9.875% 03/01/08                                         4,600           1,518
Pentacon, Inc.,
  12.250% 04/01/09                                        4,000           2,160
Polymer Group, Inc.:
  8.750% 05/01/08                                           250             160
  9.000% 07/01/07                                         1,800           1,188
Special Devices, Inc.,
  11.375% 12/15/08                                        3,000             600
Tekni-Plex, Inc.,
  12.750% 06/15/10                                        3,450           2,760
Thermadyne Holdings Corp.,
  9.875% 06/01/08                                         4,280           2,782
TV Azteca Holdings SA,
  11.000% 06/15/02                                        6,500           6,435
Werner Holding Co.,
  10.000% 11/15/07                                        1,750           1,610
                                                                     ----------
                                                                         39,370
                                                                     ----------
PAPER PRODUCTS - 2.4%
Container Corp. of America, Series A,
  11.250% 05/01/04                                        7,500           7,575
Gaylord Container Corp.,
  9.750% 06/15/07                                         4,515           2,890
Repap New Brunswick, Inc.,
  9.000% 06/01/04                                         4,000           4,140
  10.625% 04/15/05                                        8,000           8,240
Riverwood International Corp.:
  10.625% 08/01/07                                        6,000           5,970
  10.875% 04/01/08                                        7,500           6,787
Stone Container Corp.:
  10.750% 10/01/02                                        6,750           6,851
  12.250% 04/01/02                                          401             405
                                                                     ----------
                                                                         42,858
                                                                     ----------
PETROLEUM REFINING - 0.2%
Benton Oil & Gas Co.:
  9.375% 11/01/07                                         5,045           2,977
  11.625% 05/01/03                                        1,405             969
                                                                     ----------
                                                                          3,946
                                                                     ----------
PRIMARY METAL - 1.0%
Bayou Steel Corp.,
  9.500% 05/15/08                                         5,000           1,750
Kaiser Aluminum & Chemical Corp.:
  10.875% 10/15/06                                        6,400           5,248
  12.750% 02/01/03                                        2,950           1,917
Keystone Consolidated Industries, Inc.,
  9.625% 08/01/07                                         7,000           3,150
Renco Metals, Inc.,
  11.500% 07/01/03 (c)                                    6,000             900
WCI Steel Inc.,
  10.000% 12/01/04                                        6,650           4,655
Wheeling-Pittsburgh Corp.,
  9.250% 11/15/07 (c)                                     8,500             255
                                                                     ----------
                                                                         17,875
                                                                     ----------
PRINTING & PUBLISHING - 0.3%
American Lawyer Media, Inc.:
  9.750% 12/15/07                                      $  2,275           1,979
  stepped coupon, (12.250% 12/15/02)
  (d) 12/15/08                                            2,700           1,633
Cable Satisfaction International, Inc.,
  12.750% 03/01/10                                        2,675           1,873
                                                                     ----------
                                                                          5,485
                                                                     ----------
RUBBER & PLASTIC - 0.1%
Burke Industries, Inc.,
  10.000% 08/15/07                                          775             194
Portola Packaging, Inc.,
  10.750% 10/01/05                                        2,000           1,480
                                                                     ----------
                                                                          1,674
                                                                     ----------
STONE, CLAY, GLASS & CONCRETE - 0.3%
Anchor Glass Container Corp.,
  11.250% 04/01/05                                        2,250           1,552
Owens-Illinois, Inc.:
  7.350% 05/15/08                                         4,300           2,279
  7.500% 05/15/10                                         3,700           1,961
                                                                     ----------
                                                                          5,792
                                                                     ----------
TEXTILE MILL PRODUCTS - 0.1%
Collins & Aikman Products Co.,
  10.000% 01/15/07                                          350             343
Holmes Products Corp.,
  9.875% 11/15/07                                         4,000           1,560
                                                                     ----------
                                                                          1,903
                                                                     ----------
TRANSPORTATION EQUIPMENT - 0.5%
Collins & Aikman Products Co.,
  11.500% 04/15/06                                        7,000           5,390
LDM Technologies, Inc.,
  10.750% 01/15/07                                        6,200           3,100
                                                                     ----------
                                                                          8,490
                                                                     ----------
-------------------------------------------------------------------------------
MINING & ENERGY - 2.4%
CRUDE PETROLEUM & NATURAL GAS - 0.0%
TransAmerica Energy Corp.,
  13.000% 06/15/02 (c)                                    6,250              31
                                                                     ----------
GOLD & SILVER MINING - 0.1%
Callahan Nordrhein-Westfalen,
  14.000% 07/15/10                                        2,710           2,439
                                                                     ----------
METAL MINING - 0.2%
JL French Automotive Castings, Inc.,
  11.500% 06/01/09                                        4,000           2,200
Metallurg, Inc.,
  11.000% 12/01/07                                        2,200           1,694
                                                                     ----------
                                                                          3,894
                                                                     ----------
OIL & GAS EXTRACTION - 1.8%
Gulf Canada Resources Ltd.,
  8.350% 08/01/06                                         2,500           2,630
HS Resources, Inc.,
  9.250% 11/15/06                                         3,960           3,980
Magnum Hunter Resources, Inc.,
  10.000% 06/01/07                                        1,750           1,730
Mariner Energy, Inc.,
  10.500% 08/01/06                                        5,900           5,575
Ocean Energy, Inc.,
  8.875% 07/15/07                                         1,290           1,322
Pemex Project Funding Master Trust,
  9.125% 10/13/10                                         8,300           8,238
Petsec Energy, Inc.,
  9.500% 06/15/07 (c)                                     4,000           2,100
TransTexas Gas Corp.,
  15.000% 03/15/05                                          765             589
Vintage Petroleum, Inc.:
  9.000% 12/15/05                                         3,250           3,307
  9.750% 06/30/09                                         2,885           3,029
                                                                     ----------
                                                                         32,500
                                                                     ----------
OIL & GAS FIELD SERVICES - 0.3%
Parker Drilling Corp.,
  9.750% 11/15/06                                         3,500           3,526
Western Gas Resources, Inc.,
  10.000% 06/15/09                                        2,250           2,351
                                                                     ----------
                                                                          5,877
                                                                     ----------
-------------------------------------------------------------------------------
SERVICES - 4.9%
AMUSEMENT & RECREATION - 1.9%
Anchor Gaming,
  9.875% 10/15/08                                         2,230           2,291
Boyd Gaming Corp.,
  9.500% 07/15/07                                         3,750           3,337
Coast Hotels & Casinos, Inc.,
  9.500% 04/01/09                                         3,000           2,888
Hollywood Casino Corp.,
  11.250% 05/01/07                                        7,500           7,706
Hollywood Casino Shreveport,
  13.000% 08/01/06                                        3,000           3,210
Hollywood Park, Inc.:
  9.250% 02/15/07                                         4,000           4,000
  9.500% 08/01/07                                         1,500           1,500
Horseshoe Gaming, LLC,
  9.375% 06/15/07                                         8,315           8,398
Mohegan Tribal Gaming Authority,
  8.750% 01/01/09                                         1,290           1,293
                                                                     ----------
                                                                         34,623
                                                                     ----------
BUSINESS SERVICES - 0.4%
Interep National Radio Sales, Inc.,
  10.000% 07/01/08                                          750             555
Unisys Corp.,
  11.750% 10/15/04                                        6,000           6,330
                                                                     ----------
                                                                          6,885
                                                                     ----------
HEALTH SERVICES - 1.3%
Bio-Rad Laboratories, Inc.,
  11.625% 02/15/07                                        2,200           2,266
Dynacare, Inc.,
  10.750% 01/15/06                                        3,180           2,989
InSight Health Services Corp.,
  9.625% 06/15/08                                      $    800      $      712
Magellan Health Services, Inc.,
  9.000% 02/15/08                                         6,760           4,800
Tenet Healthcare Corp.,
  8.125% 12/01/08                                         1,500           1,515
  8.625% 01/15/07                                        10,450          10,737
                                                                     ----------
                                                                         23,019
                                                                     ----------
HOTELS, CAMPS & LODGING - 1.0%
Eldorado Resorts LLC,
  10.500% 08/15/06                                        7,050           6,979
MGM Mirage, Inc.,
  8.500% 09/15/10                                         7,000           7,221
Mandalay Resort Group,
  10.250% 08/01/07                                        2,700           2,680
                                                                     ----------
                                                                         16,880
                                                                     ----------
OTHER SERVICES - 0.3%
Intertek Finance, PLC,
  10.250% 11/01/06                                        5,850           2,925
Packaging Corp. of America,
  9.625% 04/01/09                                         2,000           2,065
                                                                     ----------
                                                                          4,990
                                                                     ----------
-------------------------------------------------------------------------------
TRANSPORTATION, COMMUNICATION, ELECTRIC,
GAS & SANITARY SERVICES - 19.2%
AIR TRANSPORTATION - 0.5%
U.S. Airways Group, Inc., Pass-Through Certificates,
  10.375% 03/01/13                                        9,400           8,319
                                                                     ----------
BROADCASTING - 1.4%
Allbritton Communications Co.,
  9.750% 11/30/07                                         5,775           5,631
Cumulus Media, Inc.,
  10.375% 07/01/08                                          350             280
Fox Family Worldwide, Inc.,
  9.250% 11/01/07                                         1,700           1,666
LIN Holding Corp.,
  stepped coupon, (10.000% 03/01/03)
  (d) 03/01/08                                            8,000           5,720
LIN Television Corp.,
  8.375% 03/01/08                                         2,250           2,059
Sinclair Broadcast Group, Inc.:
  9.000% 07/15/07                                         4,300           3,891
  10.000% 09/30/05                                        2,850           2,750
Young Broadcasting Corp.,
  10.125% 02/15/05                                        3,000           2,970
                                                                     ----------
                                                                         24,967
                                                                     ----------
CABLE - 4.8%
Adelphia Communications Corp.:
  8.375% 02/01/08                                         2,500           2,125
  9.875% 03/01/07                                         1,935           1,800
Charter Communications Holding LLC,
  stepped coupon, (9.920% 04/01/04)
  (d) 04/01/11                                           16,775           9,855
Comcast UK Cable Partners Ltd.,
  11.200% 11/15/07                                        9,950           8,457
EchoStar DBS Corp.:
  9.250% 02/01/06                                        13,000          12,675
  9.375% 02/01/09                                         4,000           3,900
FrontierVision Holdings LP:
  stepped coupon, (11.875% 09/15/01)
  (d) 09/15/07                                            7,815           6,565
  (d) 09/15/07                                            1,000             840
International CableTel, Inc.,
  stepped coupon, (12.750 04/15/00)
  (d) 04/15/05                                            5,500           5,060
NTL, Inc.:
  11.500% 10/01/08                                        1,600           1,424
  11.875% 10/01/10                                        3,855           3,431
  (d) 04/15/09                                           13,550           8,914
Northland Cable Television, Inc.,
  10.250% 11/15/07                                        8,150           5,379
Rogers Cablesystems, Inc.,
  10.000% 03/15/05                                        3,000           3,165
Shop At Home, Inc.,
  11.000% 04/01/05                                        1,025             984
Telewest Communication, PLC,
  11.000% 10/01/07                                       12,000          10,740
                                                                     ----------
                                                                         85,314
                                                                     ----------
COMMUNICATIONS - 2.4%
Adelphia Communications Corp.,
  10.875% 10/01/10                                        3,000           2,865
Call-Net Enterprises, Inc.:
  8.000% 08/15/08                                           900             347
  9.375% 05/15/09                                           800             336
  stepped coupon, (10.800% 05/15/04)
  (d) 05/15/09                                           13,100           3,537
Centennial Cellular Corp.,
  10.750% 12/15/08                                        5,125           4,818
Diamond Holdings, PLC,
  9.125% 02/01/08                                           750             611
Exodus Communications, Inc.:
  10.750% 12/15/09                                        3,600           3,060
  11.625% 07/15/10 (a)                                    5,025           4,472
Grupo Iusacell S.A.,
  14.250% 12/01/06                                        3,000           2,985
Metrocall, Inc.:
  9.750% 11/01/07                                         1,370             329
  11.000% 09/15/08                                          800             192
Rhythms NetConnections, Inc.,
  12.750% 04/15/09                                        4,000           1,120
Spectrasite Holdings Inc.:
  10.750% 03/15/10                                        2,150           1,914
  12.500% 11/15/10                                        3,335           3,310
  stepped coupon, (11.250% 04/15/04)
  (d) 04/15/09                                            4,625           2,405
Time Warner Telecom LLC,
  9.750% 07/15/08                                         4,100           3,813
United Pan-Europe Communications N.V.,
  11.500% 02/01/10                                        4,990           3,244
  stepped coupon, (13.750% 02/01/05)
  (d) 02/01/10                                            5,000           1,550
XM Satellite Radio Inc.,
  14.000% 03/15/10                                        2,000           1,060
                                                                     ----------
                                                                         41,968
                                                                     ----------
ELECTRIC, GAS & SANITARY SERVICES - 1.2%
AES Corp.:
  9.375% 09/15/10                                         2,700           2,781
  9.500% 06/01/09                                         6,300           6,521
Allied Waste North America, Inc.,
  10.000% 08/01/09                                       11,250          10,575
CMS Energy Corp.,
  9.875% 10/15/07                                         1,300           1,359
                                                                     ----------
                                                                         21,236
                                                                     ----------
MOTOR FREIGHT & WAREHOUSING - 0.2%
MTL, Inc.,
  10.000% 06/15/06                                        6,250           4,063
                                                                     ----------
TELECOMMUNICATION - 8.7%
Adelphia Business Solutions, stepped coupon,
  (13.000% 04/15/01) (d) 4/15/03 (a)                      4,000           2,880
AirGate PCS, Inc., stepped coupon, (13.500% 10/01/04)
  (d) 10/01/09                                            6,975           4,011
Arch Communication Group, Inc.,
  12.750% 07/01/07                                        3,000           1,050
Arch Escrow Corp.,
  13.750% 04/15/08                                        1,000             350
Carrier1 International SA,
  13.250% 02/15/09                                        6,000           4,380
Crown Castle International Corp.,
  10.750% 08/01/11                                        1,200           1,245
stepped coupon, (10.375% 05/15/04)
  (d) 05/15/11                                            7,955           5,310
Flag Telecom Holdings Ltd.:
  11.625% 03/30/10                                        2,050           1,599
  11.625% 03/30/10                                        3,000           2,205
Global Crossing Ltd.,
  9.125% 11/15/06                                         8,075           7,732
Horizon PCS, Inc., stepped coupon, (14.000% 10/01/05)
  (d) 10/01/10                                            3,875           1,589
IPCS, Inc., stepped coupon, (14.000%
  07/15/05)
  (d) 07/15/10                                            2,500           1,063
Jazztel PLC:
  13.250% 12/15/09                                        2,250           1,357
  14.000% 07/15/10                                        2,050           1,275
KMC Telecom Holdings, Inc.:
  13.500% 05/15/09                                        6,000           1,740
  stepped coupon, (12.500% 02/15/03)
  (d) 02/15/08                                            2,000             240
Level 3 Communications, Inc.:
  10.750% 03/15/08                                        3,580           2,816
  11.000% 03/15/08                                        4,950           4,356
McLeodUSA, Inc.,
  8.375% 03/15/08                                         2,400           2,100
  stepped coupon, (10.500% 03/01/02)
  (d) 03/01/07                                           10,400           8,684
Metrocall, Inc.,
  10.375% 10/01/07                                        3,600             900
Metromedia Fiber Network, Inc.:
  10.000% 12/15/09                                        6,000           5,100
  10.000% 12/15/09                                        4,000           3,203
Microcell Telecommunications, Inc.,
  stepped coupon, (14.000% 12/01/01)
  (d) 06/01/06                                            3,000           2,865
Nextel Communications, Inc.:
  9.375% 11/15/09                                        14,000          13,125
  stepped coupon, (9.750% 10/31/02)
  (d) 10/31/07                                            4,500           3,341
Nextel International, Inc.:
  12.750% 08/01/10                                        5,000           4,100
  stepped coupon, (12.125% 04/15/03)
  (d) 04/15/08                                            3,450           1,863
Nextel Partners, Inc.:
  11.000% 03/15/10                                        1,425           1,361
  11.000% 03/15/10                                        1,500           1,433
Nextlink Communications, Inc.,
  10.750% 11/15/08                                        7,500           6,188
Partner Communications Co. Ltd.,
  13.000% 08/15/10                                        3,635           3,017
RCN Corp.
  stepped coupon, (11.125% 10/15/02)
  (d) 10/15/07                                            6,000           2,160
Rogers Cantel, Inc.,
  9.750% 06/01/16                                         1,990           2,159
Sprint Spectrum L.P.,
  stepped coupon, (12.500% 08/15/01)
  (d) 08/15/06                                            5,650           5,650
Tele1 Europe BV,
  11.875% 12/01/09                                        2,250           1,887
TeleCorp PCS, Inc.,
  10.625% 07/15/10                                        2,000           2,030
  stepped coupon, (11.625% 04/15/04)
  (d) 04/15/09                                           14,250           9,761
Tritel PCS, Inc.,
  stepped coupon, (12.750% 05/15/04)
  (d) 05/15/09                                            5,500           3,754
US Unwired, Inc.,
  stepped coupon, (13.375% 11/01/04)
  (d) 11/01/09                                            5,000           2,275
UbiquiTel Operating Co.,
  stepped coupon, (14.000% 04/15/05)
  (d) 04/15/10                                            4,300           1,871
Viatel, Inc.,
  11.500% 03/15/09                                        6,000           1,860
Williams Communications Group, Inc.:
  10.875% 10/01/09                                        8,620           6,379
  11.700% 08/01/08                                        3,930           3,065
Winstar Communications, Inc.:
  12.500% 04/15/08                                        8,325           5,994
  12.750% 04/15/10                                        1,400             980
Worldwide Fiber, Inc.,
  12.000% 08/01/09                                     $  4,500      $    3,420
                                                                     ----------
                                                                        155,723
                                                                     ----------
TOTAL CORPORATE FIXED INCOME BONDS & NOTES
  (cost of $1,041,747)                                                  691,984
                                                                     ----------
U.S. GOVERNMENT & AGENCY OBLIGATIONS - 30.3%
Federal Home Loan Mortgage Corp.:
  5.750% 2010                                            22,500          21,771
  7.500% 2016                                                71              72
  8.000% 2016                                               449             460
  8.500% 2007-2010                                          453             468
  8.750% 2005-2008                                          146             151
  9.000% 2004-2022                                          534             552
  9.250% 2007-2016                                          389             402
  9.500% 2008-2016                                          420             440
  9.750% 2008-2016                                           42              43
  10.000% 2009-2019                                         535             566
  10.500% 2020                                              358             391
  10.750% 2010-2013                                         540             599
  11.250% 2010                                              289             321
                                                                     ----------
                                                                         26,236
                                                                     ----------
Federal National Mortgage Association:
  6.500% 2050                                             8,000           7,890
  7.125% 2007                                            18,500          19,749
  7.500% 2003-2050                                       28,405          28,826
  8.000% 2002-2009                                          327             338
  8.250% 2007                                                70              72
  8.500% 2008-2021                                          824             851
  9.000% 2003-2021                                        1,697           1,769
  9.250% 2016                                               184             190
  10.000% 2016                                              697             757
  10.500% 2007-2016                                         631             685
                                                                     ----------
                                                                         61,127
                                                                     ----------
Government National Mortgage Association:
  8.500% 2006                                                26              27
  9.000% 2008-2016                                        5,659           5,860
  9.500% 2009-2017                                        2,438           2,528
  10.000% 2001-2015                                         635             691
  10.500% 2001-2018                                         177             195
  11.000% 2009-2015                                         937           1,042
  11.750% 2013                                               34              38
  12.000% 2014                                                2               2
                                                                     ----------
                                                                         10,383
                                                                     ----------
U.S. Treasury Bonds:
  10.625% 08/15/15                                       25,415          38,440
  11.625% 11/15/04                                       54,206          66,343
  12.000% 08/15/13                                      100,248         141,631
                                                                     ----------
                                                                        246,414
                                                                     ----------
U.S. Treasury Notes:
  8.875% 02/15/19                                        46,314          63,646
  10.375% 11/15/12                                       70,131          90,162
  11.875% 11/15/03                                       35,650          41,933
                                                                     ----------
                                                                        195,741
                                                                     ----------
TOTAL U.S GOVERNMENT & AGENCY OBLIGATIONS
  (cost of $477,427)                                                    539,901
                                                                     ----------

                                            CURRENCY      PAR           VALUE
-------------------------------------------------------------------------------
FOREIGN GOVERNMENT &
AGENCY OBLIGATIONS - 24.8%
Federal Republic of Brazil,
  12.000% 11/17/06                             Eu      $  9,600        $  9,927
Government of Canada,
  10.000% 06/01/08                             CD        16,710          14,222
Government of France,
  8.500% 10/25/08                              Eu        11,500          13,335
Government of Mexico,
  11.375% 09/15/16                             $          8,132           9,474
Government of New Zealand,
  8.000% 11/15/06                              NZ        39,500          19,181
Hellenic Republic:
  8.600% 03/26/08                              GD     4,640,000          15,260
  8.800% 06/19/07                              GD     3,660,000          12,003
  8.900% 03/21/04                              GD     6,224,000          19,205
Kingdom of Norway:
  6.750% 01/15/07                              NK       103,400          12,173
  9.500% 10/31/02                              NK       283,270          33,767
Kingdom of Sweden,
  10.250% 05/05/03                             SK       150,000          17,967
Ministry Finance Russia,
  9.000% 03/25/04                              DM         8,880           3,860
Poland Government Bond:
  8.500% 10/12/04                              PZ        93,300          18,899
  8.500% 06/12/05                              PZ        25,000           5,100
Province of Ontario:
  8.250% 12/01/05                              CD         6,395           4,750
  9.000% 09/15/04                              CD        12,900           9,591
Republic of Argentina,
  11.250% 04/10/06                             DM        19,375           9,263
Republic of Brazil,
  11.000% 08/17/40                             $         20,965          17,076
  12.750% 01/15/20                             $         18,110          17,612
Republic of Bulgaria,
  7.063% 07/28/11                              $         37,735          28,301
Republic of Colombia,
  11.750% 02/25/20                             $         17,930          15,330
Republic of Panama,
  10.750% 05/15/20                             $          4,390           4,267
Republic of South Africa,
  12.000% 02/28/05                             SR        64,800           8,532
  13.000% 08/31/10                             SR        53,425           7,149
Republic of Turkey,
  12.375% 06/15/09                             $         12,385          11,518
Russian Federation,
  11.000% 07/24/18                             $         54,261          37,983
United Kingdom Government Bond,
  8.500% 12/7/05                               KB         9,250          15,813
United Kingdom Treasury,
  9.000% 10/13/08                              KB        13,055          24,386
United Mexican States:
  6.250% 12/31/19                                         8,500           7,714
  8.625% 03/12/08                                         6,348           6,332
  10.375% 01/29/03                             DM        23,470          12,076
                                                                     ----------
TOTAL FOREIGN GOVERNMENT
  & AGENCY OBLIGATIONS
  (cost of $366,014)                                                    442,066
                                                                     ----------
TOTAL BONDS & NOTES
  (cost of $1,855,188)                                                1,673,951
                                                                     ----------
-------------------------------------------------------------------------------

PREFERRED STOCKS - 2.5%                                    SHARES
--------------------------------------------------------------------------------
FINANCE, INSURANCE & REAL ESTATE - 0.1%
DEPOSITORY INSTITUTIONS
Cal Fed Bancorp, Inc.,
  9.125% Series A                                            59           1,368
                                                                     ----------
-------------------------------------------------------------------------------
MANUFACTURING - 0.0%
FABRICATED METAL
TransTexas Gas Corp.                                        952              95
                                                                     ----------
-------------------------------------------------------------------------------
TRANSPORTATION, COMMUNICATION, ELECTRIC,
GAS & SANITARY SERVICES - 2.4%
BROADCASTING - 0.3%
Granite Broadcasting Corp.,
  12.750% PIK                                                 3             415
Primedia Inc.:
  8.625%                                                      8             600
  9.200%                                                     12             972
  10.000%                                                    35           2,975
                                                                     ----------
                                                                          4,962
                                                                     ----------
CABLE - 1.4%
CSC Holdings Ltd.:
  11.250% PIK                                               186          19,458
  11.750% PIK                                                51           5,316
                                                                     ----------
                                                                         24,774
                                                                     ----------
COMMUNICATIONS - 0.1%
Dobson Communication Corp.,
  12.250% PIK                                                 2           1,492
                                                                     ----------
TELECOMMUNICATION - 0.6%
Nextel Communications, Inc.:
  11.125% PIK                                                 5           4,408
  13.000% PIK                                                 6           5,863
XO Communications, Inc.                                       3           1,250
                                                                     ----------
                                                                         11,521
                                                                     ----------
TOTAL PREFERRED STOCKS
  (cost of $52,510)                                                      44,212
                                                                     ----------

COMMON STOCKS - 0.3%
-------------------------------------------------------------------------------
CONSTRUCTION - 0.0%
BUILDING CONSTRUCTION - 0.0%
Calton, Inc.                                                 71             249
                                                                     ----------
-------------------------------------------------------------------------------
MANUFACTURING - 0.0%
FOOD & KINDRED PRODUCTS - 0.0%
Darling International, Inc.                                  80              30
                                                                     ----------
-------------------------------------------------------------------------------
MINING & ENERGY - 0.0%
OIL & GAS EXTRACTION - 0.0%
Forest Oil Corp.                                              8             303
                                                                     ----------
-------------------------------------------------------------------------------
SERVICES - 0.0%
BUSINESS SERVICES - 0.0%
Iron Mountain Inc.                                            1              55
                                                                     ----------
HEALTH SERVICES - 0.0%
Kuala Healthcare Affiliates, Inc.                           177              11
                                                                     ----------
-------------------------------------------------------------------------------
TRANSPORTATION, COMMUNICATION, ELECTRIC,
GAS & SANITARY SERVICES - 0.3%
COMMUNICATIONS - 0.0%
Tele1 Europe Holding AB ADR                                  28             130
                                                                     ----------
MOTOR FREIGHT & WAREHOUSING - 0.0%
St. Johnsbury Trucking Co. (e)                               31             (f)
Sun Carriers, Inc. (a) (e)                                  130             (f)
                                                                     ----------
                                                                            (f)
                                                                     ----------
TELCOMMUNICATIONS - 0.3%
AirGate PCS, Inc.                                            11             400
Nextel Communications, Inc. Class A                          19             460
Price Communications Corp.                                  180           3,019
Telus Corp. Non Voting Shares                                               (f)
                                                                     ----------
                                                                          3,879
                                                                     ----------
TOTAL COMMON STOCKS
  (cost of $6,718)                                                        4,657
                                                                     ----------
WARRANTS (g) - 0.1%
-------------------------------------------------------------------------------
DEPOSITORY INSTITUTIONS - 0.0%
KMC Telecom Holdings, Inc.,
  expires 04/15/08                                            2               5
                                                                     ----------
-------------------------------------------------------------------------------
MANUFACTURING - 0.0%
RUBBER & PLASTIC - 0.0%
BPC Holdings Corp., expires 04/15/04 (a) (e)                  3              60
                                                                     ----------
-------------------------------------------------------------------------------
RETAIL TRADE - 0.1%
FOOD STORES - 0.1%
Ono Finance PLC,
  expires 05/31/09 (a)                                        8             480
Pathmark Stores Inc.,
  expires 09/19/10                                           32             156
                                                                     ----------
                                                                           636
                                                                     ----------
-------------------------------------------------------------------------------
TRANSPORTATION, COMMUNICATION, ELECTRIC,
GAS & SANITARY SERVICES - 0.0%
CABLE - 0.0%
Cable Satisfaction International, Inc.,
  expires 03/01/05                                            3      $        3
                                                                     ----------
COMMUNICATION SERVICES - 0.0%
IPCS Inc.,
  expires 06/15/01                                            3              50
                                                                     ----------
COMMUNICATIONS - 0.0%
Splitrock Services, Inc.,
  expires 07/15/08                                            2             397
UbiquiTel Operating Co.,
  expires 04/15/10                                            4              86
                                                                     ----------
                                                                            483
                                                                     ----------
TELCOMMUNICATIONS - 0.0%
Adelphia Business Solutions,
  expires 04/01/01                                            3              49
Carrier 1 International,
  expires 02/19/09                                            3             264
Jazztel PLC,
  expires 02/01/10                                            2               4
MetroNet Communications Corp.,
  expires 08/15/07 (a)                                        1              99
XM Satellite Radio Holdings, Inc.,
  expires 03/15/10                                            2              50
                                                                     ----------
                                                                            466
                                                                     ----------
TOTAL WARRANTS (cost of $4,212)                                           1,703
                                                                     ----------
TOTAL INVESTMENTS
  (cost of $1,948,628) - 96.8% (h)                                    1,724,523
                                                                     ----------

SHORT-TERM OBLIGATIONS - 3.5%                              PAR
-------------------------------------------------------------------------------
Repurchase agreement with SBC Warburg Ltd., dated
  12/29/00, due 01/02/01 at 6.000%, collateralized by
  U.S. Treasury bonds and/or notes with various
  maturities to 2028, market value $63,850
  (repurchase proceeds $62,691)                         $62,649          62,649
                                                                     ----------

FORWARD CURRENCY CONTRACTS - (0.4)% (i)                                  (7,735)
-------------------------------------------------------------------------------

OTHER ASSETS & LIABILITIES, NET - 0.1%                                    2,395
-------------------------------------------------------------------------------
NET ASSETS - 100.0%                                                  $1,781,832
                                                                     ----------

NOTES TO INVESTMENT PORTFOLIO:
-------------------------------------------------------------------------------
(a) These securities are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2000, the value of these securities amounted to $16,895 or 0.9% of net assets.
(b) Zero coupon bond.
(c) This issuer is in default of certain debt covenants. Income is not being accrued.
(d) Currently zero coupon. Shown parenthetically is the interest rate to be paid and the date the Fund will begin accruing this rate.
(e) Represents fair value as determined in good faith under the direction of the Trustees.
(f) Rounds to less than one.
(g) Non-income producing.
(h) Cost for federal income tax purposes is $1,948,971.
(i) As of December 31, 2000, the Fund had entered into the following forward currency exchange contracts:

                                                             NET UNREALIZED
      CONTRACTS         IN EXCHANGE                           DEPRECIATION
     TO DELIVER             FOR           SETTLEMENT DATE       (U.S.$)
-------------------------------------------------------------------------------
EU             40,921  US$  38,599            01/22/01           $3,560
KB             26,740  US$  40,007            02/08/01            1,507
SK            153,500  US$  16,329            01/22/01            1,117
NK            212,571  US$  24,209            02/07/01            1,043
CD             28,467  US$  19,007            02/01/01              471
EU                628  US$  593               02/07/01               37
                                                                 ------
                                                                 $7,735
                                                                 ======

SUMMARY OF SECURITIES
BY COUNTRY                     COUNTRY             VALUE           % OF TOTAL
-----------------------------------------------------------------------------
United States                                      $1,176,065            68.2
United Kingdom                    UK                   73,605             4.3
Canada                            Ca                   62,696             3.6
Mexico                            Mx                   53,258             3.1
Greece                            Gr                   46,468             2.7
Norway                            No                   45,940             2.7
Brazil                            Bz                   44,615             2.6
Russia                            Ru                   37,983             2.2
Bulgaria                          Bu                   28,301             1.6
Poland                            Po                   23,999             1.4
Sweden                            Sw                   19,438             1.1
New Zealand                       NZ                   19,181             1.1
France                            FR                   18,335             1.1
South Africa                      SA                   15,680             0.9
Colombia                          Co                   15,330             0.9
Turkey                            Tu                   11,518             0.7
Argentina                         Ar                    9,263             0.5
Netherland                        Ne                    6,681             0.4
Panama                            Pa                    4,267             0.3
Russia                            Ru                    3,860             0.2
Singapore                         Si                    3,397             0.2
Denmark                           De                    2,438             0.1
Bermuda                           BM                    2,205             0.1
                                                   ----------           -----
                                                   $1,724,523           100.0
                                                   ==========           =====

Certain securities are listed by country of exposure but may trade predominantly on other exchanges.

            ACRONYM                             NAME
            -------                             ----
              ADR                   American Depositary Receipt
              PIK                         Payment In Kind

See notes to financial statements.

-------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES
-------------------------------------------------------------------------------
December 31, 2000
(In thousands except for per share amounts and footnotes)

ASSETS
Investments at value (cost $1,948,628)                             $1,724,523(a)
Short-term obligations                                                 62,649
Investments held as collateral for loaned securities                  556,355
                                                                   ----------
                                                                    2,343,527
Cash including foreign currencies (cost $9)       $     9
Receivable for:
  Interest                                         46,899
  Investments sold                                 22,773
  Fund shares sold                                  3,757
  Dividends                                           768
Other                                                 453
                                                  --------         ------------
  Total assets                                                         74,659
                                                                   ------------
                                                                    2,418,186
LIABILITIES
Payable due to custodian bank                                           3,721
Unrealized depreciation on forward currency contracts                   7,735
Payable for:
  Investments purchased                                                59,650
  Fund shares repurchased                                               6,852
  Collateral for securities at value                                  556,355
Accrued:
  Management fee                                      923
  Distribution fee - Class J                           14
  Deferred Trustees fee                                22
  Bookkeeping fee                                      46
  Transfer Agent fee                                  521
Other                                                 515
                                                  -------
  Total Liabilities                                                   636,354
                                                                   ----------
NET ASSETS                                                         $1,781,832
                                                                   ----------
Net asset value & redemption price per share -
  Class A ($536,481/89,412)                                        $     6.00(b)
                                                                   ----------
Maximum offering price per share -
  Class A ($6.00/0.9525)                                           $     6.30(c)
                                                                   ----------
Net asset value & offering price per share -
  Class B ($693,733/115,643)                                       $     6.00(b)
                                                                   ----------
Net asset value & offering price per share -
  Class C ($43,538/7,256)                                          $     6.00(b)
                                                                   ----------
Net asset value & offering price per share -
  Class J ($508,079/84,704)                                        $     6.00(b)
                                                                   ----------
Net asset value, redemption & offering price
  per share - Class Z ($1/(d))                                     $     5.99
                                                                   ----------
COMPOSITION OF NET ASSETS
Capital paid in                                                    $2,185,044
Undistributed net investment income                                     5,800
Accumulated net realized loss                                        (177,025)
Net unrealized depreciation on:
  Investments                                                        (224,105)
  Foreign currency transactions                                        (7,882)
                                                                   ----------
                                                                   $1,781,832
                                                                   ----------
(a) Includes securities on loan with a market value of $575,526.
(b) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
(c) On sales of $50,000 or more the offering price is reduced.
(d) Rounds to less than one.

See notes to financial statements.

-------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
-------------------------------------------------------------------------------
For the Year Ended December 31, 2000
(In thousands)

INVESTMENT INCOME
Interest (including income on securities loaned
  of $565)                                                           $  198,676
Dividends                                                                 5,410
                                                                     ----------
  Total Investment Income (net of nonreclaimable
    foreign taxes withheld at source which
    amounted to $195)                                                   204,086

EXPENSES
Management fee                                    $12,391
Service fee - Class A                               1,425
Service fee - Class B                               1,914
Service fee - Class C                                 117
Service fee - Class J                               1,303
Distribution fee - Class B                          5,976
Distribution fee - Class C                            365
Distribution fee - Class J                          1,898
Transfer agent fee                                  4,285
Bookkeeping fee                                       601
Trustees fee                                           82
Custodian fee                                         305
Audit fee                                              35
Legal fee                                              71
Registration fee                                       89
Reports to shareholders                               155
Other                                                 386
                                                  -------
Total expenses                                     31,398
Fees waived by the Distributor - Class C              (73)
                                                  -------
                                                                         31,325
                                                                     ----------
  Net investment income                                                 172,761
                                                                     ----------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON
PORTFOLIO POSITIONS
Net realized gain (loss) on:
  Investments                                    (112,798)
  Foreign currency transactions                    12,757
                                                 --------
    Net Realized Loss                                                  (100,041)
Net change in unrealized appreciation/depreciation during the period on:
  Investments                                     (88,803)
  Foreign currency transactions                    (7,711)
                                                  -------
  Net Unrealized Appreciation/
      Depreciation                                                      (96,514)
                                                                     ----------
  Net Loss                                                             (196,555)
                                                                     ----------
Decrease in Net Assets from Operations                               $  (23,794)
                                                                     ----------

See notes to financial statements.

-------------------------------------------------------------------------------
STATEMENT OF CHANGES IN NET ASSETS
-------------------------------------------------------------------------------
(In thousands)
                                                    YEARS ENDED DECEMBER 31
                                              ---------------------------------
INCREASE (DECREASE) IN NET ASSETS                2000                  1999(a)
-------------------------------------------------------------------------------
OPERATIONS:
Net investment income                         $  172,761             $  163,635
Net realized loss                               (100,041)               (18,013)
Net change in unrealized appreciation/
  depreciation                                   (96,514)              (126,786)
                                              ----------             ----------
    Net increase from operations                 (23,794)                18,836

DISTRIBUTIONS:
From net investment income -- Class A            (49,263)               (60,735)
Return of capital -- Class A                      (4,683)                  --
From net investment income -- Class B            (60,499)               (72,238)
Return of capital -- Class B                      (5,751)                  --
From net investment income -- Class C             (3,771)                (4,063)
Return of capital -- Class C                        (359)                  --
From net investment income -- Class J            (43,532)               (29,151)
Return of capital -- Class J                      (4,138)                  --
From net investment income -- Class Z               (409)                  (311)
Return of capital -- Class Z                         (39)                  --
                                              ----------             ----------
                                                (196,238)              (147,662)
                                              ----------             ----------
FUND SHARE TRANSACTIONS:
Receipts for shares sold -- Class A               62,363                 81,985
Value of distributions reinvested -- Class A      28,947                 33,396
Cost of shares repurchased -- Class A           (166,330)              (181,419)
                                              ----------             ----------
                                                 (75,020)               (66,038)
                                              ----------             ----------
Receipts for shares sold -- Class B               90,524                239,747
Value of distributions reinvested -- Class B      35,428                 38,770
Cost of shares repurchased -- Class B           (268,345)              (216,394)
                                              ----------             ----------
                                                (142,393)                62,123
                                              ----------             ----------
Receipts for shares sold -- Class C               12,005                 35,531
Value of distributions reinvested -- Class C       2,697                  2,870
Cost of shares repurchased -- Class C            (23,615)               (14,349)
                                              ----------             ----------
                                                  (8,913)                24,052
                                              ----------             ----------
Receipts for shares sold -- Class J              156,744                590,145
Value of distributions reinvested -- Class J           1                      8
Cost of shares repurchased -- Class J           (162,340)               (46,669)
                                              ----------             ----------
                                                  (5,595)               543,484
                                              ----------             ----------
Receipts for shares sold -- Class Z                  549                  6,758
Value of distributions reinvested -- Class Z         448                    311
Cost of shares repurchased -- Class Z             (5,431)                (1,865)
                                              ----------             ----------
                                                  (4,434)                 5,204
                                              ----------             ----------
    Net Increase (Decrease) from Fund Share
      Transactions                              (236,355)               568,825
                                              ----------             ----------
    Total Increase (Decrease)                   (432,593)               421,163

NET ASSETS
Beginning of period                            2,214,425              1,793,262
                                              ----------             ----------
End of period (including undistributed net
  investment income of $5,800 and $251,
  respectively)                               $1,781,832             $2,214,425
                                              ==========             ==========
NUMBER OF FUND SHARES
Sold -- Class A                                    9,974                 11,923
Issued for distributions reinvested -- Class A     4,615                  4,891
Repurchased -- Class A                           (26,339)               (26,401)
                                              ----------             ----------
                                                 (11,750)                (9,587)
                                              ----------             ----------
Sold -- Class B                                   14,369                 34,776
Issued for distributions reinvested -- Class B     5,645                  5,686
Repurchased -- Class B                           (42,474)               (31,737)
                                              ----------             ----------
                                                 (22,460)                 8,725
                                              ----------             ----------
Sold -- Class C                                    1,902                  5,149
Issued for distributions reinvested -- Class C       430                    422
Repurchased -- Class C                            (3,724)                (2,116)
                                              ----------             ----------
                                                  (1,392)                 3,455
                                              ----------             ----------
Sold -- Class J                                   24,908                 85,835
Issued for distributions reinvested -- Class J       (b)                      1
Repurchased -- Class J                           (26,099)                (6,858)
                                              ----------             ----------
                                                  (1,191)                78,978
                                              ----------             ----------
Sold -- Class Z                                       86                    977
Issued for distributions reinvested -- Class Z        72                     46
Repurchased -- Class Z                              (902)                  (279)
                                              ----------             ----------
                                                    (744)                   744
                                              ----------             ----------

(a) Class Z shares were initially offered on January 29, 1999.
(b) Rounds to less than one.

See notes to financial statements.

-------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
-------------------------------------------------------------------------------
December 31, 2000

NOTE 1. ACCOUNTING POLICIES
ORGANIZATION
Liberty Strategic Income Fund (formerly Colonial Strategic Income Fund), a series of Liberty Funds Trust I, is a diversified portfolio of a Massachusetts business trust, registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund's investment objective is to seek current income consistent with prudent risk and maximum total return. The Fund may issue an unlimited number of shares. The Fund offers five classes of shares: Class A, Class B, Class C, Class J and Class Z. Class A shares are sold with a front-end sales charge. A 1.00% contingent deferred sales charge is assessed on redemptions made within eighteen months on an original purchase of $1 million to $25 million. Class B shares are subject to an annual distribution fee and a contingent deferred sales charge. Class B shares will convert to Class A shares in three, four, or eight years after purchase, depending on the program under which the shares were purchased. Class C shares are subject to a contingent deferred sales charge on redemptions made within one year after purchase and an annual distribution fee. Class J shares are sold with a front end sale charge and are subject to an annual distribution fee and are available for purchase only by residents or citizens of Japan. Class Z shares are offered continuously at net asset value. In addition, there are certain restrictions on the purchase of Class Z shares, as described in the Fund's prospectus.

The accompanying financial statements are prepared under accounting principles generally accepted in the United States.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

SECURITY VALUATION AND TRANSACTIONS
Debt securities generally are valued by a pricing service based upon market transactions for normal, institutional-size trading units of similar securities. When management deems it appropriate, an over-the-counter or exchange bid quotation is used.

Equity securities generally are valued at the last sale price or, in the case of unlisted or listed securities for which there were no sales during the day, at current quoted bid prices.

Forward currency contracts are valued based on the weighted value of exchange traded contracts with similar durations.

Short-term obligations with a maturity of 60 days or less are valued at amortized cost.

The value of all assets and liabilities quoted in foreign currencies are translated into U.S. dollars at that day's exchange rates.

Portfolio positions for which market quotations are not readily available are valued at fair value under procedures approved by the Trustees.

Security transactions are accounted for on the date the securities are purchased, sold or mature.

Cost is determined and gains and losses are based upon the specific identification method for both financial statement and federal income tax purposes.

The Fund may enter into mortgage dollar roll transactions. A mortgage dollar roll transaction involves a sale by the Fund of securities that it holds with an agreement by the Fund to repurchase substantially similar securities at an agreed upon price and date. During the period between the sale and repurchase, the Fund will not be entitled to accrue interest and receive principal payments on the securities sold. Mortgage dollar roll transactions involve the risk that the market value of the securities sold by the Fund may decline below the repurchase price of those securities. In the event the buyer of the securities under a mortgage dollar roll transaction files for bankruptcy or becomes insolvent, the Fund's use of proceeds of the transaction may be restricted pending a determination by or with respect to the other party.

The Fund may trade securities on other than normal settlement terms. This may increase the risk if the other party to the transaction fails to deliver and causes the Fund to subsequently invest at less advantageous prices.

SECURITIES LENDING
The Fund may lend its securities to certain qualified brokers who pay the Fund negotiated lenders fees. These fees are included in interest income. The loans are collateralized at all times with cash or securities with a market value at least equal to the market value of the securities on loan. As with other extensions of credit, the Fund may bear risk of delay of the loaned securities in recovery or even loss of rights in the collateral should the borrower of the securities fail financially. At December 31, 2000 the Fund loaned securities having a market value of $575,526,494, collateralized by cash in the amount of $556,355,554 which was invested in a short-term instruments.

DETERMINATION OF CLASS NET ASSET VALUES AND FINANCIAL HIGHLIGHTS
All income, expenses (other than the Class A, Class B, Class C and Class J services fees and Class B, Class C, and Class J distribution fees), and realized and unrealized gains (losses), are allocated to each class proportionately on a daily basis for purposes of determining the net asset value of each class.

Class A, Class B, Class C and Class J per share data and ratios are calculated by adjusting the expense and net investment income per share data and ratios for the Fund for the entire period by the service fee applicable to Class A, Class B, Class C and Class J shares and distribution fee applicable to Class B, Class C and Class J shares only.

FEDERAL INCOME TAXES
Consistent with the Fund's policy to qualify as a regulated investment company and to distribute all of its taxable income, no U.S. federal income tax has been accrued.

INTEREST INCOME, DEBT DISCOUNT AND PREMIUM
Interest income is recorded on the accrual basis. Original issue discount is accreted to interest income over the life of a security with a corresponding increase in the cost basis; premium and market discount are not amortized or accreted.

Effective January 1, 2001, the Fund will adopt provisions of the AICPA Audit and Accounting Guide for Investment Companies and will amortize premium and discount on all debt securities. This accounting principle change will not have an impact on total net assets but will result in a reclassification between cost of securities held and net unrealized appreciation/depreciation. The cumulative effect of this accounting change will not have an impact on total net assets but will result in a reclassification between cost of securities held and net unrealized appreciation/depreciation.

The value of additional securities received as an interest payment is recorded as income and as the cost basis of such securities.

DISTRIBUTIONS TO SHAREHOLDERS
The Fund declares and records distributions daily and pays monthly. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Reclassifications are made to the Fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryforwards) under U.S. income tax regulations.

FOREIGN CURRENCY TRANSACTIONS
Net realized and unrealized gains (losses) on foreign currency transactions include the gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency, and currency gains (losses) between the accrual and payment dates on dividends and interest income and foreign withholding taxes.

The Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) from investments.

FORWARD CURRENCY CONTRACTS
The Fund may enter into forward currency contracts to purchase or sell foreign currencies at predetermined exchange rates in connection with the settlement of purchases and sales of securities. The contracts are used to minimize the exposure to foreign exchange rate fluctuations during the period between trade and settlement date of the contracts. The Fund may also enter into forward currency contracts to hedge certain other foreign currency denominated assets. All contracts are marked-to-market daily, resulting in unrealized gains (losses) which become realized at the time the forward currency contracts are closed or mature. Realized and unrealized gains (losses) arising from such transactions are included in net realized and unrealized gains (losses) on foreign currency transactions. Forward currency contracts do not eliminate fluctuations in the prices of the Fund's portfolio securities. While the maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened, exposure is typically limited to the change in value of the contract (in U.S. dollars) over the period it remains open. Risks may also arise if counterparties fail to perform their obligations under the contracts.

OTHER
Corporate actions and dividend income are recorded on the ex-date (except for certain foreign securities which are recorded as soon after ex-date as the Fund becomes aware of such), net of nonrebatable tax withholdings. Where a high level of uncertainty as to collection exists, income on securities is recorded net of all tax withholdings with any rebates recorded when received.

The Fund's custodian takes possession through the federal book-entry system of securities collateralizing repurchase agreements. Collateral is marked-to-market daily to ensure that the market value of the underlying assets remains sufficient to protect the Fund. The Fund may experience costs and delays in liquidating the collateral if the issuer defaults or enters bankruptcy.

NOTE 2. FEES AND COMPENSATION PAID TO AFFILIATES
MANAGEMENT FEE
Colonial Management Associates, Inc. (the Advisor) is the investment Advisor of the Fund and furnishes accounting and other services and office facilities for a monthly fee based on the Fund's average net assets as follows:

    Average Net Assets                                     Annual Fee Rate
    ------------------                                     ---------------
    First $1 billion                                             0.65%
    Next $1 billion                                              0.60%
    Over $2 billion                                              0.55%

BOOKKEEPING FEE
The Advisor provides bookkeeping and pricing services for a monthly fee equal to $27,000 annually plus a percentage of the Fund's average net assets as follows:

    Average Net Assets                                     Annual Fee Rate
    ------------------                                     ---------------
    First $50 million                                         No charge
    Next $950 million                                           0.035%
    Next $1 billion                                             0.025%
    Next $1 billion                                             0.015%
    Next $3 billion                                             0.010%

TRANSFER AGENT FEE
Liberty Funds Services, Inc., (the Transfer Agent), an affiliate of the Advisor, provides shareholder services for a fee comprised of 0.07% annually of average net assets plus charges based on the number of shareholder accounts and transactions and receives reimbursements for certain out of pocket expenses.

UNDERWRITING DISCOUNTS, SERVICE AND DISTRIBUTION FEES
Liberty Funds Distributor Inc., (the Distributor), a subsidiary of the Advisor, is the Fund's principal underwriter. For the year ended December 31, 2000, the Fund has been advised that the Distributor retained net underwriting discounts of $19,160 on sales of the Fund's Class A shares and received contingent deferred sales charges (CDSC) of $2,589,239 and $17,044 on Class B and Class C share redemptions, respectively.

The Fund has adopted a 12b-1 plan which requires the payment of a distribution fee to the Distributor equal to 0.75% annually of the average net assets attributable to Class B and Class C shares and 0.35% annually of the average net assets attributable to Class J shares. The Distributor has voluntarily agreed, until further notice, to waive a portion of the Class C share distribution fee so that it does not exceed 0.60% annually. The plan also requires the payment of a service fee to the Distributor on Class A, Class B, Class C and Class J shares as follows:

          Value of shares
    outstanding on the 20th of
   each month which were issued           Annual Fee Rate
   ----------------------------           ---------------

Prior to January 1, 1993                      0.15%
On or after January 1, 1993                   0.25%

The CDSC and the fees received from the 12b-1 plan are used principally as repayment to the Distributor for amounts paid by the Distributor to dealers who sold such shares.

OTHER
The Fund pays no compensation to its officers, all of whom are employees of the Advisor.

The Fund's Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Fund's assets.

NOTE 3. PORTFOLIO INFORMATION
INVESTMENT ACTIVITY
For the year ended December 31, 2000, purchases and sales of investments, other than short-term obligations, were $1,083,946,121 and $1,336,544,370, respectively, of which $124,676,589 and $221,134,536, respectively, were U.S. government securities.

Unrealized appreciation (depreciation) at December 31, 2000, based on cost of investments for federal income tax purposes was approximately:

    Gross unrealized appreciation                           $  48,184,000
    Gross unrealized depreciation                            (272,632,000)
                                                            -------------
        Net unrealized depreciation                         $(224,448,000)
                                                            -------------

CAPTIAL LOSS CARRYFORWARDS
At December 31, 2000, capital loss carryforwards available (to the extent provided in regulations) to offset future realized gains were approximately as follows:

              Year of                       Capital loss
            expiration                      carryforward
            ----------                      ------------
               2001                         $  3,442,000
               2002                           42,652,000
               2003                           18,825,000
               2007                           21,542,000
               2008                           63,519,000
                                            ------------
                                            $149,980,000
                                            ------------

Expired capital loss carryforwards, if any, are recorded as a reduction of capital paid in.

To the extent loss carryforwards are used to offset any future realized gains, it is unlikely that such gains would be distributed since they may be taxable to shareholders as ordinary income.

OTHER
There are certain additional risks involved when investing in foreign securities that are not inherent with investments in domestic securities. These risks may involve foreign currency exchange rate fluctuations, adverse political and economic developments and the possible prevention of foreign currency exchange or the imposition of other foreign governmental laws or restrictions.

The Fund may focus its investments in certain industries, subjecting it to greater risk than a fund that is more diversified.

NOTE 4. LINE OF CREDIT
The Fund may borrow up to 33 1/3% of its net assets under a line of credit for temporary or emergency purposes. Any borrowings bear interest at one of the following options determined at the inception of the loan: (1) federal funds rate plus 1/2 of 1%, (2) the lending bank's base rate or (3) IBOR offshore loan rate plus 1/2 of 1%. There were no borrowings under the line of credit during the year ended December 31, 2000.

---------------------------------------------------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
---------------------------------------------------------------------------------------------------------------------------
Selected data for a share of each class outstanding throughout each period are as follows:

                                                                     YEAR ENDED DECEMBER 31, 2000
                                    ---------------------------------------------------------------------------------------
                                       CLASS A             CLASS B            CLASS C             CLASS J           CLASS Z
---------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF
  PERIOD                               $  6.620            $  6.620           $  6.620            $  6.620         $  6.620
                                       --------            --------           --------            --------         --------
INCOME FROM INVESTMENT OPERATIONS
Net investment income (a)                 0.577               0.530              0.539(b)            0.554            0.592
Net realized and unrealized loss         (0.621)             (0.621)            (0.621)             (0.621)          (0.631)
                                       --------            --------           --------            --------         --------
    Total from Investment Operations     (0.044)             (0.091)            (0.082)             (0.067)          (0.039)
                                       --------            --------           --------            --------         --------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS
From net investment income               (0.526)             (0.483)            (0.491)             (0.505)          (0.540)
                                       --------            --------           --------            --------         --------
Return of capital                        (0.050)             (0.046)            (0.047)             (0.048)          (0.051)
                                       --------            --------           --------            --------         --------
Total Distributions Declared to
  Shareholders                           (0.576)             (0.529)            (0.538)             (0.553)          (0.591)
                                       --------            --------           --------            --------         --------
NET ASSET VALUE, END OF PERIOD         $  6.000            $  6.000           $  6.000            $  6.000         $  5.990
                                       --------            --------           --------            --------         --------
Total return (c)                        (0.68)%             (1.41)%            (1.26)%(d)          (1.02)%          (0.59)%
                                       --------            --------           --------            --------         --------
RATIOS TO AVERAGE NET ASSETS
Expenses (e)                              1.17%               1.92%              1.77%(b)            1.52%            0.93%
Net investment income (e)                 9.12%               8.37%              8.52%(b)            8.77%            9.36%
Portfolio turnover                          35%                 35%                35%                 35%              35%
Net assets at end of period (000)      $536,481            $693,733          $  43,538            $508,079             $  1

(a) The per share net investment income amounts do not reflect the period's reclassifications of differences between book and tax basis net investment income.
(b) Net of fees waived by the Distributor for Class C shares which amounted to $0.022 per share and 0.15%.
(c) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.
(d) Had the Distributor not waived a portion of expenses, total return would have been reduced.
(e) The benefits derived from custody credits and directed brokerage arrangements had no impact.

---------------------------------------------------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS (CONTINUED)
---------------------------------------------------------------------------------------------------------------------------
Selected data for a share of each class outstanding throughout each period are as follows:

                                                                     YEAR ENDED DECEMBER 31, 1999
                                    ---------------------------------------------------------------------------------------
                                      CLASS A             CLASS B            CLASS C             CLASS J         CLASS Z(b)
---------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF
  PERIOD                               $  7.110            $  7.110           $  7.110            $  7.100         $  7.100
                                       --------            --------           --------            --------         --------
INCOME FROM INVESTMENT OPERATIONS
Net investment income (a)                 0.563               0.511              0.522(c)            0.539            0.531
Net realized and unrealized loss         (0.477)             (0.477)            (0.477)             (0.467)          (0.468)
                                       --------            --------           --------            --------         --------
    Total from Investment Operations      0.086               0.034              0.045               0.072            0.063
                                       --------            --------           --------            --------         --------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS
From net investment income (d)           (0.576)             (0.524)            (0.535)             (0.552)          (0.543)
                                       --------            --------           --------            --------         --------
NET ASSET VALUE, END OF PERIOD         $  6.620            $  6.620           $  6.620            $  6.620         $  6.620
                                       --------            --------           --------            --------         --------
Total return (e)                          1.28%               0.52%              0.67%(f)            1.07%            1.50%(g)
                                       --------            --------           --------            --------         --------
RATIOS TO AVERAGE NET ASSETS
Expenses (h)                              1.19%               1.94%              1.79%(c)            1.54%            0.95%(i)
Net investment income (h)                 8.30%               7.55%              7.70%(c)            7.95%            8.54%(i)
Portfolio turnover                          44%                 44%                44%                 44%              44%
Net assets at end of period (000)      $669,795            $914,145          $  57,246            $568,311         $  4,928

(a) The per share net investment income amounts do not reflect the period's reclassification of differences between book and tax basis net investment income.
(b) Class Z shares were initially offered on January 29, 1999. Per share amounts reflect activity from that date.
(c) Net of fees waived by the Distributor for Class C shares which amounted to $0.010 per share and 0.15%.
(d) Distributions from income include currency gains and gains on securities treated as ordinary income for tax purposes.
(e) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.
(f) Had the Distributor not waived a portion of expenses, total return would have been reduced.
(g) Not annualized.
(h) The benefits derived from custody credits and directed brokerage arrangements had no impact.
(i) Annualized.

                                                                 YEARS ENDED DECEMBER 31
                       -----------------------------------------------------------------------------------------------------
                                               1998                                                      1997
                       -----------------------------------------------------        ----------------------------------------
                        CLASS A        CLASS B        CLASS C     CLASS J(a)         CLASS A        CLASS B       CLASS C(b)
----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE,
  BEGINNING OF PERIOD    $  7.320       $  7.320      $  7.320      $  7.000          $  7.310       $  7.310       $  7.240
                         --------       --------      --------      --------          --------       --------       --------
INCOME FROM INVESTMENT
  OPERATIONS
Net investment income       0.561          0.506         0.517(c)      0.083             0.578          0.524          0.271
Net realized and
  unrealized gain
  (loss)                   (0.195)        (0.195)       (0.195)        0.109(d)          0.025          0.025          0.092
                         --------       --------      --------      --------          --------       --------       --------
    Total from
Investment Operations       0.366          0.311         0.322         0.192             0.603          0.549          0.363
                         --------       --------      --------      --------          --------       --------       --------
LESS DISTRIBUTIONS
  DECLARED TO
  SHAREHOLDERS

From net investment
  income (e)               (0.576)        (0.521)       (0.532)       (0.092)           (0.593)        (0.539)        (0.283)
                         --------       --------      --------      --------          --------       --------       --------
NET ASSET VALUE, END
  OF PERIOD              $  7.110       $  7.110      $  7.110      $  7.100          $  7.320       $  7.320       $  7.320
                         --------       --------      --------      --------          --------       --------       --------
Total return (f)            5.17%          4.38%         4.54%(g)      2.74%(h)          8.61%          7.81%          5.06%(h)
                         --------       --------      --------      --------          --------       --------       --------
RATIOS TO AVERAGE NET
  ASSETS
Expenses (i)                1.15%          1.90%         1.75%(c)      1.49%(j)          1.18%          1.93%          1.78%(j)
Net investment income (i)   7.88%          7.13%         7.28%(c)      7.76%(j)          7.78%          7.03%          7.13%(j)
Portfolio turnover            64%            64%           64%           64%              111%           111%           111%
Net assets at end of
  period (000)           $787,461       $919,740      $ 36,918      $ 49,143          $808,228       $833,865       $  6,212

(a) Class J shares were initially offered on November 2, 1998. Per share amounts reflect activity from that date.
(b) Class C shares were initially offered on July 1, 1997. Per share data reflects activity from that date.
(c) Net of fees waived by the Distributor for Class C shares which amounted to $0.011 per share and 0.15%.
(d) The amount shown for a share outstanding does not correspond with the aggregate net loss on investments for the period due to the timing of sales and repurchases of Fund shares in relation to fluctuating market values of the investments of the Fund.
(e) Distributions from income include currency gains and gains on securities treated as ordinary income for tax purposes.
(f) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.
(g) Had the Distributor not waived a portion of expenses, total return would have been reduced.
(h) Not annualized.
(i) The benefits derived from custody credits and directed brokerage arrangements had no impact.
(j) Annualized.

-------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
-------------------------------------------------------------------------------
Selected data for a share of each class outstanding throughout each period are as follows:

                                                 YEARS ENDED DECEMBER 31
                                             ------------------------------
                                                           1996
                                             ------------------------------
                                                CLASS A              CLASS B
----------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD            $  7.220            $  7.220
                                                --------            --------
INCOME FROM INVESTMENT OPERATIONS
Net investment income                              0.623               0.569
Net realized and unrealized gain (loss)            0.081               0.081
                                                --------            --------
    Total from Investment Operations               0.704               0.650
                                                --------            --------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS
From net investment income                        (0.614)(a)          (0.560)(a)
                                                --------            --------
NET ASSET VALUE, END OF PERIOD                  $  7.310            $  7.310
                                                --------            --------
Total return (b)                                  10.24%               9.43%
                                                --------            --------
RATIOS TO AVERAGE NET ASSETS
Expenses (c)                                       1.18%               1.93%
Net investment income (c)                          8.01%               7.26%
Portfolio turnover                                  110%                110%
Net assets at end of period (000)               $755,352            $783,620

(a) Distributions from income include currency gains and gains on securities treated as ordinary income for tax purposes.

(b) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(c) The benefits derived from custody credits and directed brokerage arrangements had no impact.

-------------------------------------------------------------------------------
REPORT OF INDEPENDENT ACCOUNTANTS
-------------------------------------------------------------------------------

TO THE TRUSTEES OF LIBERTY FUNDS TRUST I
AND THE SHAREHOLDERS OF LIBERTY STRATEGIC INCOME FUND

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Liberty Strategic Income Fund (formerly Colonial Strategic Income Fund) (the "Fund") (a series of Liberty Funds Trust I), at December 31, 2000, the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and the financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management, our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with audit standards generally accepted in the United States of America which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of portfolio positions at December 31, 2000 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP
Boston, Massachusetts
February 12, 2001

                     [THIS PAGE INTENTIONALLY LEFT BLANK]

TRUSTEES & TRANSFER AGENT
-------------------------------------------------------------------------------
DOUGLAS A. HACKER
Executive Vice President and Chief Financial Officer of UAL, Inc. (formerly Senior Vice President and Chief Financial Officer of UAL, Inc.)

JANET LANGFORD KELLY
Executive Vice President-Corporate Development, General Counsel, and Secretary, Kellogg Company (formerly Senior Vice President, Secretary and General Counsel, Sara Lee Corporation)

RICHARD W. LOWRY
Private Investor (formerly Chairman and Chief Executive Officer, U.S. Plywood Corporation)

SALVATORE MACERA
Private Investor (formerly Executive Vice President of Itek Corp. and President of Itek Optical & Electronic Industries, Inc.)

WILLIAM MAYER
Partner, Park Avenue Equity Partners (formerly Dean, College of Business and Management, University of Maryland; Dean, Simon Graduate School of Business, University of Rochester; Chairman and Chief Executive Officer, CS First Boston Merchant Bank; and President and Chief Executive Officer; The First Boston Corporation)

CHARLES R. NELSON
Van Voorhis Professor, Department of Economics, University of Washington; consultant on economic and statistical matters

JOHN J. NEUHAUSER
Academic Vice President and Dean of Faculties, Boston College (formerly Dean, Boston College School of Management)

JOSEPH R. PALOMBO
Chief Operations Officer, Mutual Funds, Liberty Financial Companies, Inc., Executive Vice President and Director of Colonial Management Associates, Inc. and Executive Vice President and Chief Administrative Officer of Liberty Funds Group LLC (formerly Vice President of Liberty Funds Group-Boston and Chief Operating Officer, Putnam Mutual Funds)

THOMAS E. STITZEL
Business Consultant and Chartered Financial Analyst (formerly Professor of Finance, College of Business, Boise State University)

THOMAS C. THEOBALD
Managing Director, William Blair Capital Partners (formerly Professor of Finance, College of Business, Boise State University)

ANNE-LEE VERVILLE
Consultant (formerly General Manager, Global Education Industry, and President, Applications Solutions Division, IBM Corporation)

-------------------------------------------------------------------------------

IMPORTANT INFORMATION ABOUT THIS REPORT

The Transfer Agent for Liberty Strategic Income Fund is:

Liberty Funds Services, Inc.
P.O. Box 1722
Boston, MA  02105-1722
1-800-345-6611

The Fund mails one shareholder report to each shareholder address. If you would like more than one report, please call 1-800-426-3750 and additional reports will be sent to you.

This report has been prepared for shareholders of Liberty Strategic Income Fund. This report may also be used as sales literature when preceded or accompanied by the current prospectus which provides details of sales charges, investment objectives and operating policies of the Fund and with the most recent copy of the Liberty Funds Distributor, Inc. Performance Update.

ANNUAL REPORT:
LIBERTY STRATEGIC INCOME FUND

-------------------------------------------------------------------------------
CHOOSE LIBERTY
-------------------------------------------------------------------------------

BECAUSE NO SINGLE INVESTMENT MANAGER CANBE ALL THINGS TO ALL INVESTORS.(SM)

-------------------------------------------------------------------------------
L I B E R T Y
---------------
      F U N D S
-------------------------------------------------------------------------------

ALL-STAR       INSTITUTIONAL MONEY MANAGEMENT APPROACH FOR INDIVIDUAL INVESTORS.

COLONIAL       FIXED INCOME AND VALUE STYLE EQUITY INVESTING.

CRABBE         A CONTRARIAN APPROACH TO FIXED INCOME AND EQUITY INVESTING.
HUSON

NEWPORT        A LEADER IN INTERNATIONAL INVESTING.(SM)

STEIN ROE      INNOVATIVE SOLUTIONS FOR GROWTH AND INCOME INVESTING.
ADVISOR

KEYPORT        A LEADING PROVIDER OF INNOVATIVE ANNUITY PRODUCTS.
[GRAPHIC
 OMITTED]
-------------------------------------------------------------------------------

Liberty's mutual funds are offered by prospectus through Liberty Funds Distributor, Inc.

BEFORE YOU INVEST, CONSULT YOUR FINANCIAL ADVISOR.

Your financial advisor can help you develop a long-term plan for reaching your financial goals.

-----------------------------------------------
LIBERTY STRATEGIC INCOME FUND     ANNUAL REPORT
-----------------------------------------------

                                                                  --------------
[logo] L I B E R T Y                                                BULK RATE
       ---------------                                             U.S. POSTAGE
             F U N D S                                                PAID
                                                                  HOLLISTON, MA
ALL-STAR o COLONIAL o CRABBE HUSON o NEWPORT o STEIN ROE ADVISOR  PERMIT NO. 20
                                                                  --------------
Liberty Funds Distributor, Inc. (C)2001
One Financial Center, Boston, MA 02111-2621, 1-800-426-3750
www.libertyfunds.com

                                                  716-02/409E-0101 (2/01) 01/90